                                                                   EXHIBIT 10.31

                           PENSION BENEFITS AGREEMENT


         American National Can Company ("ANC") and Pechiney Plastic Packaging, Inc. ("Pechiney Plastics") hereby agree to the terms and conditions hereof regarding certain benefit matters in accordance with Section 8.01(d) of the Contribution, Assignment and Assumption Agreement dated as of May 31, 1999 by and between ANC and Pechiney Plastics ("Contribution, Assignment and Assumption Agreement").


                                    ARTICLE I
                                   DEFINITIONS

                  Section 1.01 Certain Defined Terms. The following terms shall have the meanings defined for such terms in the Sections of this Agreement set forth below. Terms not defined herein shall have the meanings set forth in the applicable ANC pension plan.

                  "ANC Hourly Pension Plans" means the defined benefit plans identified on Exhibit A.

                  "ANC Pension Plans" means the ANC Hourly Pension Plans and the ANC Salaried Pension Plan.

                  "ANC Salaried Pension Plan" means the defined benefit plan identified on Exhibit B.

                  "Benefit Accrual Service" means the service used to compute the amount of a Transferred Employee's pension benefit.

                  "Benefit Formula" means the formula, including the Primary Social Security Benefit, used to compute benefits under the terms of the ANC Salaried Pension Plan as of the Separation Date.

                  "Benefit Level" means the dollar amount used to compute benefits under the terms of the ANC Hourly Pension Plans as of the Separation Date, or in the case of an ANC Hourly Pension Plan that is the subject of collective bargaining, the amounts currently in effect and/or the amount scheduled to become effective as specified in the collective bargaining agreement agreed to prior to and in effect on the Separation Date.

                  "Business" means the certain plastic packaging operations engaged in by ANC, including without limitation flexible packaging, plastic bottles and plastic and laminated tubes.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "ERISA Affiliate" means, with respect to any person, another person who is treated as a single employer with such person within the meaning of Section 414 of the Code, without giving effect to Section 1563(b)(3) of the Code.

                  "Highest Average Salary" means highest average salary as defined in the ANC Salaried Pension Plan as it was in effect immediately before the Separation Date.

                  "Pay Used For The ANC Benefit" means that ANC's benefit obligation shall be based on a Transferred Salaried Employee's actual pay (for the calculation of pension benefits) not to exceed a compounded average annual increase of 5% in Highest Average Salary measured from the Separation Date, and in no event shall ANC's benefit obligation exceed any limits imposed by law, including that which is set forth in Section 415 of the Code. Therefore, Pay Used For The ANC Benefit shall be computed using the following methodology:

                  First, determine the Highest Average Salary for a Transferred Salaried Employee as of the date on which the Transferred Salaried Employee ceases to be employed by Pechiney Plastics using only that compensation which would be recognized under the ANC Salaried Pension Plan as it was in effect immediately before the Separation Date. For this purpose, Highest Average Salary shall be based on that compensation received by the Transferred Salaried Employee while employed by ANC and/or Pechiney Plastics which would be recognized under the ANC Salaried Pension Plan as it was in effect immediately before the Separation Date, but using the applicable limitation under 401(a)(17) of the Code which is in effect and applicable during the period in which the compensation is actually earned ("Pechiney Plastics Highest Average Salary").

                  Second, compute Maximum Allowable Highest Average Salary For The ANC Benefit.

                  Third, compute the Pay Used For The ANC Benefit by using the smaller of Pechiney Plastics Highest Average Salary or Maximum Allowable Highest Average Salary For The ANC Benefit.

                  Maximum Allowable Highest Average Salary For The ANC Benefit as used above shall be computed using the following methodology:

                  First, determine Highest Average Salary for a Transferred Salaried Employee that would be recognized under the ANC Salaried Pension Plan as it was in effect immediately before the Separation Date based on Compensation received while employed by ANC ("Highest Average Salary At The Separation Date").

                  Second, increase Highest Average Salary At The Separation Date by 5% for each twelve (12) month period (or pro rata fraction thereof) from the Separation Date to the end of the sixty consecutive month period used to determine Pechiney Plastics Highest Average Salary.

                  For further detail, see the example attached hereto as Exhibit C which illustrates the principles set forth above.

                  "Pechiney Plastics Hourly Pension Plans" means the defined benefit pension plans established by Pechiney Plastics for Transferred Hourly Employees in accordance with Section 3.01.

                  "Pechiney Plastics Pension Plans" means the Pechiney Plastics Hourly Pension Plans and the Pechiney Plastics Salaried Pension Plan.

                  "Pechiney Plastics Salaried Pension Plan" means the defined benefit pension plan established by Pechiney Plastics for Transferred Salaried Employees in accordance with Section 4.01.

                  "Primary Social Security Benefit" means the "Primary Social Security Benefit as defined in the ANC Salaried Pension Plan as it was in effect immediately before the Separation Date determined on the date the Transferred Salaried Employee terminates employment with Pechiney Plastics (or if earlier, the Transferred Salaried Employee's sixty-fifth (65th) birthday), provided that compensation received by the Transferred Salaried Employee while employed by ANC and/or Pechiney Plastics shall be taken into account in determining the Transferred Salaried Employee's Primary Social Security Benefit.

                  "Separation Date" means the date as of which ANC and Pechiney Plastics cease to be treated as ERISA Affiliates or, in the case of any action provided for in this Agreement to be taken with respect to any ANC Pension Plan or any pension to be established by Pechiney Plastics, such other date as may be mutually agreed by ANC and Pechiney Plastics.

                  "Transfer Date" means June 30, 1999 (or such other date as may be mutually agreed upon by ANC and Pechiney Plastics), but not later than the Separation Date.

                  "Transferred Employees" means all (a) employees of the Business who become employees of Pechiney Plastics as of the Transfer Date and
(b) other employees of ANC who become employees of Pechiney Plastics as of the Transfer Date pursuant to the mutual agreement of ANC and Pechiney Plastics.

                  "Transferred Hourly Employees" means the Transferred Employees who are classified by ANC as of the Separation Date as hourly paid employees.

                  "Transferred Salaried Employees" means the Transferred Employees who are classified by ANC as of the Separation Date as salaried employees.

                                   ARTICLE II
                               GENERAL PRINCIPLES

                  Section 2.01 Pension Liabilities. Liability for benefits under the ANC Pension Plans for the Transferred Employees, which is attributable to service before the Separation Date, shall be retained by ANC, and liability for benefits for the Transferred Employees participating in the Pechiney Plastics Pension Plans, which is attributable to service after the Separation Date, shall be the liability of Pechiney Plastics.

                  Section 2.02 Future Pay Increases. ANC's obligation under the ANC Salaried Pension Plan shall be limited to actual pay (for the calculation of pension benefits) not to exceed a compounded average annual increase of 5% in Highest Average Salary from the Separation Date.

                  Section 2.03 Disability Benefits. ANC's obligation under the ANC Pension Plans with respect to a Transferred Employee shall be fixed and shall not be increased for any reason following the later of the Separation Date or the date on which a Transferred Employee becomes disabled. ANC's liability for former salaried employees of the Business who became eligible for long-term disability benefits on and after January 1, 1989 shall be fixed and shall not be increased after the Separation Date. The Pechiney Plastics Pension Plans shall have the entire obligation for benefits accruals after the Separation Date for former salaried employees of the Business who became eligible for long-term disability benefits on and after January 1, 1989.

                  Section 2.04 Special Non-Statutory Death Benefits. ANC shall have no obligation under the ANC Salaried Pension Plan to pay benefits such as the ten (10) and twenty-five (25) year survivorship death benefits as a result of the occurrence of death after the Separation Date in respect of the Transferred Employees and former salaried employees of the Business who became eligible for long-term disability benefits on and after January 1, 1989. Pechiney Plastics shall have the entire obligation under the Pechiney Plastics Salaried Pension Plan to pay benefits such as the ten (10) and twenty-five (25) year survivorship death benefits as a result of the occurrence of death after the Separation Date.

                  Section 2.05 Workforce Reduction Benefits. ANC shall have no obligation under the ANC Salaried Pension Plan to pay any "enhancement" in a pension benefit due to the occurrence of any changes in the Pechiney Plastics workforce which triggers workforce reduction benefits such as the Project Challenge or ACPI Covered Workforce Realignment benefits. Pechiney Plastics shall have the entire obligation under the Pechiney Plastics Salaried Pension Plan to pay any such "enhancement" in a pension benefit due to the occurrence of any change in the Pechiney Plastics workforce which triggers workforce reduction benefits such as the Project Challenge or ACPI Covered Workforce Realignment benefits.

                  Section 2.06 Commencement of Benefits. Transferred Employees may not elect to receive their benefits under the ANC Pension Plans until they have terminated employment with Pechiney Plastics. A Transferred Employee may, but shall not be required to, commence receipt of his or her benefits under an ANC Pension Plan and a Pechiney Plastics Pension Plan at the same time. Further, a Transferred Employee may, but shall not be required to, receive his benefits under an ANC Pension Plan by electing the same form of benefit payment option as is available under a Pechiney Plastics Pension Plan.



                                   ARTICLE III
                          HOURLY DEFINED BENEFIT PLANS

                  Section 3.01 Mirror Image Plans. Effective as of the Separation Date, Pechiney Plastics shall establish one or more Pechiney Plastics Hourly Pension Plans for the Hourly Transferred Employees covered by the ANC Hourly Pension Plans, containing terms which mirror and are identical to the terms of the corresponding ANC Hourly Pension Plan (or Plans) as in effect immediately prior to the Separation Date.

                  Section 3.02 Service Credits. (a) Pechiney Plastics shall grant a past-service credit to Hourly Transferred Employees for all service which is recognized under the ANC Pension Plans, including that service which is recognized under the ANC Pension Plans for purposes of (i) eligibility, (ii) vesting, (iii) the computation of benefits, (iv) eligibility for an early retirement benefit, if any, (v) eligibility for a deferred vested benefit, (vi) eligibility for a disability retirement benefit, if any, (vii) eligibility for a normal retirement benefit, (viii) eligibility for a 30-year benefit, if any, and
(ix) eligibility for a survivor benefit under the Pechiney Plastics Hourly Pension Plans.

                  (b) ANC shall grant a future service credit to Hourly Transferred Employees for periods of employment with Pechiney Plastics to the same extent as though such periods were periods of employment with ANC for the purpose of (i) eligibility, (ii) vesting, (iii) eligibility for an early retirement benefit, if any, (iv) eligibility for a deferred vested benefit, (v) eligibility for a disability retirement benefit, if any, (vi) eligibility for a normal retirement benefit, (vii) eligibility for a 30-year benefit, if any, and
(viii) eligibility for a survivor benefit under the applicable ANC Hourly Pension Plan(s). Notwithstanding the above or any other provision herein, ANC shall not compute the amount of benefits payable under any ANC Pension Plan based on service with Pechiney Plastics after the Separation Date as such service shall not be treated as Benefit Accrual Service under any ANC Pension Plan.

                  (c) Service with ANC outside a bargaining unit or with an affiliate of ANC prior to the Separation Date shall be determined in accordance with the applicable provisions, if any, of the ANC Pension Plan under which a Transferred Employee accrued a benefit.

                  Section 3.03 Age Credits. ANC shall compute the benefit payable under the ANC Hourly Pension Plans based on the age of the Hourly Transferred Employee when he terminates employment with Pechiney Plastics.

                  Section 3.04 Adoption of Plan Provisions. (a) Pechiney Plastics agrees to incorporate provisions into the Pechiney Plastics Hourly Pension Plans that shall comply with this Agreement.

                  (b) ANC agrees to incorporate provisions into the ANC Hourly Pension Plans that shall comply with this Agreement.

                  Section 3.05 Allocation of Liability for Hourly Pension Benefits. ANC and Pechiney Plastics agree that responsibility to provide pension benefits for Hourly Transferred Employees shall be as follows:

                  (a) The benefit payable to an Transferred Hourly Employee under an ANC Hourly Pension Plan shall be computed on the basis of the Transferred Hourly Employee's (i) Benefit Accrual Service as of the Separation Date, (ii) the Benefit Level, (iii) age at termination of employment with Pechiney Plastics and (iv) service for eligibility to commence benefit at termination of employment with Pechiney Plastics, expressed as a life annuity payable as a normal retirement benefit (at the Transferred Hourly Employee's normal retirement date).

                  (b) The benefit payable to an Transferred Hourly Employee under a Pechiney Plastics Hourly Pension Plan shall be expressed as a life annuity payable as a normal retirement benefit (at the Transferred Hourly Employee's normal retirement date) and shall be reduced by the benefit payable to the Transferred Hourly Employee under the applicable ANC Hourly Pension Plan.

                  (c) The examples attached hereto as Exhibit D illustrate the above-described computations.

                  Section 3.06 Vesting. A Transferred Hourly Employee who, as of the Separation Date, had not completed five years of service with ANC shall have any years of service with Pechiney Plastics counted as vesting service for purposes of the ANC Hourly Pension Plan.

                  Section 3.07 Commencement of Benefits. Transferred Hourly Employees may not elect to receive their benefits under the ANC Hourly Pension Plans until they have terminated employment with Pechiney Plastics. A Transferred Employee may, but shall not be required to, commence receipt of his or her benefits under an ANC Hourly Pension Plan and a Pechiney Plastics Hourly Pension Plan at the same time. Further, a Transferred Employee may, but shall not be required to, receive his benefits under an ANC Hourly Pension Plan by electing the same form of benefit payment option as is available under a Pechiney Plastics Hourly Pension Plan.

                                   ARTICLE IV
                          SALARIED DEFINED BENEFIT PLAN

                  Section 4.01 Mirror Image Plans. Effective as of the Separation Date, Pechiney Plastics shall establish the Pechiney Plastics Salaried Pension Plan for the Salaried Transferred Employees covered by the ANC Salaried Pension Plan, containing terms which mirror and are identical to the terms of the ANC Salaried Pension Plan as in effect immediately before the Separation Date.

                  Section 4.02 Service Credits. (a) Pechiney Plastics agrees to grant past service credit to such Salaried Transferred Employees for their ANC service as recognized under the applicable ANC Pension Plan for purposes of (i) eligibility, (ii) vesting, (iii) the computation of benefits, (iv) eligibility for an early retirement benefit, (v) eligibility for a deferred vested benefit,
(vi) eligibility for a disability retirement benefit, (vii) eligibility for a normal retirement benefit, (viii) eligibility for a 30-year benefit, (ix) eligibility for a non-statutory survivor benefit, (x) eligibility for statutory survivor benefits and (xi) eligibility for workforce reduction benefits under the Pechiney Plastics Salaried Pension Plan.

                  (b) ANC agrees to grant a future service credit to Salaried Transferred Employees for periods of employment with Pechiney Plastics to the same extent as though such periods were periods of employment with ANC for the purposes of (i) eligibility, (ii) vesting, (iii) eligibility for an early retirement benefit, (iv) eligibility for a deferred vested benefit, (v) eligibility for a disability retirement benefit, (vi) eligibility for a normal retirement benefit, (vii) eligibility for a 30-year benefit and (viii) eligibility for a statutory survivor benefit under the applicable ANC Salaried Pension Plan. Notwithstanding the above or any other provision herein, ANC shall not compute the amount of benefits payable under any ANC Pension Plan based on service with Pechiney Plastics after the Separation Date as such service shall not be treated as Benefit Accrual Service under any ANC Pension Plan.

                  Section 4.03 Age Credits. ANC shall compute the benefit payable under the ANC Salaried Pension Plans based on the age of the Transferred Salaried Employee when he terminates employment with Pechiney Plastics.

                  Section 4.04 Compensation Credits. (a) Compensation received by a Transferred Salaried Employee while he or she is employed by ANC which is recognized under the ANC Salaried Pension Plan as it was in effect immediately before the Separation Date shall be taken into account in determining the Highest Average Salary used to compute the benefit payable to such Transferred Salaried Employee under the Pechiney Plastics Salaried Pension Plan.

                  (b) Pay Used For The ANC Benefit shall be the amount of compensation used to compute the benefit payable to a Transferred Salaried Employee under the ANC Salaried Plan.

                  Section 4.05 Adoption of Plan Provisions. (a) Pechiney Plastics agrees to incorporate provisions into the Pechiney Plastics Salaried Pension Plan that shall comply with this Agreement.

                  (b) ANC agrees to incorporate provisions into the ANC Salaried Pension Plan that shall comply with this Agreement.

                  Section 4.06 Allocation of Liability for Salaried Pension Benefits. ANC and Pechiney Plastics agree that responsibility to provide pension benefits for Salaried Transferred Employees shall be as follows:

                  (a) The benefit payable to a Transferred Salaried Employee under the ANC Salaried Pension Plan shall be computed on the basis of the Benefit Formula as of the Separation Date and the Transferred Salaried Employee's (i) Benefit Accrual Service as of the Separation Date, (ii) the Benefit Formula, (iii) age at termination of employment with Pechiney Plastics,
(iv) service for eligibility to commence benefits at termination of employment with Pechiney Plastics and (v) Pay Used For The ANC Benefit at termination of employment with Pechiney Plastics, expressed as a life annuity payable as a normal retirement benefit (at the Transferred Salaried Employee's normal retirement date).

                  (b) The benefit payable to a Transferred Salaried Employee under a Pechiney Plastics Salaried Pension Plan shall be expressed as a life annuity payable as a normal retirement benefit (at the Transferred Salaried Employee's normal retirement date) and shall be reduced by the benefit payable to the Transferred Salaried Employee under the ANC Salaried Pension Plan.

                  (c) The examples attached hereto as Exhibit E illustrate the above-described computations.

                  Section 4.06 Vesting. A Transferred Salaried Employee who, as of the Separation Date, had not completed five years of service with ANC shall have any years of service with Pechiney Plastics counted as vesting service for purposes of the ANC Salaried Pension Plan.

                  Section 4.07 Commencement of Benefits. Transferred Employees may not elect to receive their benefits under the ANC Salaried Pension Plan until they have terminated employment with Pechiney Plastics. A Transferred Salaried Employee may, but shall not be required to, commence receipt of his or her benefits under an ANC Salaried Pension Plan and the Pechiney Plastics Salaried Pension Plan at the same time. Further, a Transferred Salaried Employee may, but shall not be required to, receive his benefits under an ANC Pension Plan by electing the same form of benefit payment option as is available under the Pechiney Plastics Salaried Pension Plan.

                                    ARTICLE V
                          POST-CLOSING BENEFIT CHANGES

                  Section 5.01 Plan Changes Made by Pechiney Plastics. (a) Pechiney Plastics will be solely liable for any change made to the Pechiney Plastics Pension Plans after the Separation Date which affects the benefit payable to a Transferred Employee under the Pechiney Plastics Pension Plans. Any such change shall not affect the benefit payable by any ANC Pension Plan.

                  (b) No change to the Pechiney Plastics Pension Plans shall cause the benefit payable to a Transferred Employee to be less than what the accrued benefit payable by the relevant Pechiney Plastics Pension Plan would have been if the Transferred Employee had terminated employment from Pechiney Plastics immediately prior to any such change.



                                   ARTICLE VI
                             EXCHANGE OF INFORMATION

                  Section 6.01 Exchange of Information. In order for ANC and Pechiney Plastics to properly determine their liability under this Agreement, ANC and Pechiney Plastics agree to provide each other with such employee-related information as the other party may require in the future.


                                   ARTICLE VII
                               PLAN INTERPRETATION

                  Section 7.01 Plan Interpretation. ANC shall have the sole and exclusive discretion to interpret this Agreement with respect to the computation of any benefits payable under any ANC Pension Plan and/or with respect to any term or provision as it may relate to ANC or to any ANC Pension Plan. Pechiney Plastics shall accept, without question or comment, the interpretations and benefit computations made by ANC (or its designated agents) with respect to benefits payable under the ANC Pension Plans, unless Pechiney Plastics determines that the information provided by Pechiney Plastics as specified in
Article VI was incorrect.



                                  ARTICLE VIII
                                 PLAN AMENDMENTS

                  Section 8.01 Plan Amendments. In addition to the obligations of the parties set forth in this Agreement, ANC and Pechiney Plastics agree that each will make any amendments from time to time to their pension plans as may be necessary or appropriate to accomplish the intent of this Agreement.

                                   ARTICLE IX
                                   COOPERATION

                  Section 9.01 Cooperation. ANC and Pechiney Plastics agree that, at any time and from time to time following the date hereof, they each will promptly execute and deliver, or cause to be executed or delivered, all such further instruments and take all such further action as may be necessary or appropriate to more effectively assume such liabilities or otherwise to confirm or carry out the provisions and intent of this Agreement.

                                    ARTICLE X
                     AMENDMENT, MODIFICATION OR TERMINATION

                  Section 10.01 Amendment, Modification or Termination. (a) Notwithstanding any provision contained herein or in the Contribution, Assignment and Assumption Agreement to the contrary, this Agreement may be amended, modified or terminated at any time by mutual consent of the parties, provided that any such amendment, modification or termination of this Agreement shall be set forth in writing. ANC and Pechiney Plastics agree that each will amend, modify, or terminate one or more of their pension plans as may be necessary or appropriate to effectuate the intent of any amendment, modification or termination of this Agreement.

                  (b) Notwithstanding the above paragraph (a) or any provision contained herein or in the Contribution, Assignment and Assumption Agreement to the contrary, if as of the date hereof or at any time hereafter, any term(s) and/or provision(s) of this Agreement, shall cause any term or provision of an ANC Pension Plan to violate any provision of the law, then ANC shall have the sole and exclusive discretion to amend such pension plan to conform the pension plan to such provision of the law.

                  IN WITNESS WHEREOF, ANC and Pechiney Plastics have caused this Agreement to be executed as of the date given below by their respective officers thereunder duly authorized.

                  Dated this ____ day of _______________, 1999.


                                AMERICAN NATIONAL CAN COMPANY


                                By:____________________________________
                                Its:____________________________________


                                PECHINEY PLASTIC PACKAGING, INC.


                                By:_____________________________________
                                Its:_____________________________________

                                    EXHIBIT A

                            ANC HOURLY PENSION PLANS


The following portions of the American National Can Company Combined Pension Plan, Plan No. 034, formerly known as the

         American National Can Company Pension Plan for Shelbyville Hourly Employees, Plan 051

         American National Can Company Pension Plan for GCIU Hourly Employees at the Des Moines, Neenah, River and Graphic Arts Operations, Plan 067

         American National Can Company Pension Plan for Joint UPIU Hourly Employees at the Neenah, River, Graphic Arts, Neenah Pilot and Menominee Operations and Former Joint UPIU Hourly Employees, Plan 068

         American National Can Company Pension Agreement on Pension Plan for Menasha Hourly Employees, Plan 069

         American National Can Company Lincoln Park Hourly Employees' Pension, Plan 110

         American National Can Company Pension Plan for Washington, New Jersey Hourly Employees, Plan 111

         American National Can Company Pension Plan for Neenah Graphics Communications Int'l Union Hourly Employees, Plan 139

         American National Can Company American National Can Company Pension Plan for St. Louis Park Hourly Employees, Plan 163

         American National Can Company Pension Plan for Minneapolis GCIU Employees, Plan 174

         American National Can Company Pension Plan for Bellevue, Ohio Unorganized Hourly Employees, Plan 177



                                     1 of 1

                                    EXHIBIT B

                           ANC SALARIED PENSION PLAN

               The portion of the American National Can Company Combined Pension Plan, Plan No. 034, formerly known as the "American National Can Company Pension Plan for Salaried Employees, Plan 020"



















                                     1 of 1

EXHIBIT C
EXAMPLE FOR DETERMINING PAY USED FOR THE ANC BENEFIT

PAST PAY HISTORY UNTIL THE SEPARATION DATE
Service Start Date                             8/1/88        Highest Average
Separation Date                                8/1/99           Salary (HAS)
Past Pay Salary Scale                           6.00%     at Separation Date
                                                          ------------------
For 08/01/1998 to 07/31/1999                  $  50,000       * $   44,651
For 08/01/1997 to 07/31/1998                  $  47,170       * $   42,124
For 08/01/1996 to 07/31/1997                  $  44,500       * $   39,739
For 08/01/1995 to 07/31/1996                  $  41,981       * $   37,490
For 08/01/1994 to 07/31/1995                  $  39,605       * $   35,368
For 08/01/1993 to 07/31/1994                  $  37,363
For 08/01/1992 to 07/31/1993                  $  35,248
For 08/01/1991 to 07/31/1992                  $  33,253
For 08/01/1990 to 07/31/1991                  $  31,371
For 08/01/1989 to 07/31/1990                  $  29,595
For 08/01/1988 to 07/31/1989                  $  27,920


  Notes:
  1. Highest Average Salary (HAS) is compared.
  2. A prorata portion of 5% is used for partial 12 month periods.
  3. The years used for the Pechiney Plastics HAS determines which 5 years to use for the ANC (5% limited) HAS.
  4. The asterisk(*) represents the 60 consecutive month period used for Highest Average Salary.


CALCULATION OF FUTURE ALLOWABLE PAY FOR THE ANC PORTION OF THE BENEFIT

Date Employment with
  Pechiney Plastics Terminated                            2/28/10              Actual
                                                                     Pechiney Plastics        Highest Average            Years of
                                                                       Highest Average           Salary (HAS)   Service After the
                                                        Actual Pay       Salary (HAS)     at Separation Date      Separation Date
                                                     -------------   -----------------     ------------------   ------------------
For 03/01/2009 to 02/28/2010                            $ 83,378         * $  75,602                $  44,651             10.5833
For 03/01/2008 to 02/28/2009                            $ 80,948         * $  72,066                $  44,651              9.5833
For 03/01/2007 to 02/28/2008                            $ 74,961         * $  68,633                $  44,651              8.5833
For 03/01/2006 to 02/28/2007                            $ 71,053         * $  65,563                $  44,651              7.5833
For 03/01/2005 to 02/28/2006                            $ 67,669         * $  62,708                $  44,651              6.5833
For 03/01/2004 to 02/28/2005                            $ 65,698           $  59,886                $  44,651              5.5833
For 03/01/2003 to 02/28/2004                            $ 63,785           $  57,046                $  44,651              4.5833
For 03/01/2002 to 02/28/2003                            $ 59,612                                    $  44,651              3.5833
For 03/01/2001 to 02/28/2002                            $ 56,774                                    $  44,651              2.5833
For 03/01/2000 to 02/28/2001                            $ 53,560                                    $  44,651              1.5833
For 03/01/1999 to 02/28/2000                            $ 51,500                                    $  44,651              0.5833




                                                      Maximum
                                                    Allowable
                                                      HAS For       Pay Used For
                                      5% Factor    ANC Benefit    The ANC Benefit
                                      ---------    -----------    ---------------
For 03/01/2009 to 02/28/2010             1.6759    $   74,831         $   74,831
For 03/01/2008 to 02/28/2009             1.5961    $   71,268         $   71,268
For 03/01/2007 to 02/28/2008             1.5201    $   67,874         $   67,874
For 03/01/2006 to 02/28/2007             1.4477    $   64,642         $   64,642
For 03/01/2005 to 02/28/2006             1.3788    $   61,565         $   61,565
For 03/01/2004 to 02/28/2005             1.3131    $   58,631         $   58,631
For 03/01/2003 to 02/28/2004             1.2506    $   55,841         $   55,841
For 03/01/2002 to 02/28/2003             1.1910    $   53,180
For 03/01/2001 to 02/28/2002             1.1343    $   50,648
For 03/01/2000 to 02/28/2001             1.0803    $   48,237
For 03/01/1999 to 02/28/2000             1.0289    $   45,942

                                                                                                      Highest
SUMMARY                                                                                        Average Salary
                                                                                               --------------
Highest Average Salary (HAS) at Separation Date                                                     $  44,651
Pay Used For The ANC Benefit                                                                        $  74,831
Actual Pechiney Plastics Highest Average Salary (HAS)                                               $  75,602




                                     1 of 1

EXHIBIT D-1
AMERICAN NATIONAL CAN COMPANY
BENEFIT ILLUSTRATIONS FOR TRANSFERRED  HOURLY EMPLOYEES
EXAMPLE FOR SHELBYVILLE UNORGANIZED (FORMER PLAN #051)

EXAMPLE 1 - TRANSFERRED HOURLY EMPLOYEE BECOMES ELIGIBLE FOR EARLY RETIREMENT AFTER THE SEPARATION DATE

                                                       SEPARATION DATE            5 YEARS LATER    10 YEARS LATER    15 YEARS LATER
                                                       ---------------            -------------    --------------    --------------
Date of Termination of Employment                               8/1/99 (Assumed)         8/1/04            8/1/09            8/1/14
Age                                                                 50                       55                60                65
Total Combined Service                                              10                       15                20                25
Benefit Level**                                        $         19.25            $       21.75    $        24.25    $        26.75

All Service Benefit Eligibility                            Term Vested                    Early             Early            Normal

NORMAL RETIREMENT BENEFIT
All Service Age 65 Benefit                             $        192.50            $      326.25    $       485.00    $       668.75
Less ANC Age 65 Benefit                                        (192.50)                 (192.50)          (192.50)          (192.50)
                                                       ---------------            -------------    --------------    --------------
Pechiney Plastics Age 65 Benefit                       $          0.00            $      133.75    $       292.50    $       476.25

EARLY RETIREMENT BENEFIT
Total All Service Age 65 Benefit                                                  $      326.25    $       485.00    $       668.75
Early Retirement Reduction Factor*                                                x        0.70    x         0.85    x         1.00
                                                                                  -------------    --------------    --------------
Total All Service Early Retirement Benefit                         N/A            $      228.38    $       412.25    $       668.75

ANC Age 65 Benefit                                                                $      192.50    $       192.50    $       192.50
Early Retirement Reduction Factor*                                                x        0.70    x         0.85    x         1.00
                                                                                  -------------    --------------    --------------
ANC's Portion of Early Retirement Benefit                          N/A            $      134.75    $       163.63    $       192.50

Pechiney Plastics' Portion of Early Retirement Benefit             N/A            $       93.63    $       248.62    $       476.25

* 3% early retirement reduction from age 62 if 30 years of service; otherwise, 3% reduction from age 65
** Benefit Level at Separation Date is highest negotiated Benefit Level at Separation Date; assumed $0.50 increase in the Benefit Level per year thereafter





                                     1 of 5

EXHIBIT D-2
AMERICAN NATIONAL CAN COMPANY
BENEFIT ILLUSTRATIONS FOR TRANSFERRED  HOURLY EMPLOYEES
EXAMPLE FOR SHELBYVILLE UNORGANIZED (FORMER PLAN #051)

EXAMPLE 2 - TRANSFERRED HOURLY EMPLOYEE CURRENTLY ELIGIBLE FOR EARLY RETIREMENT

                                                          SEPARATION DATE              5 YEARS LATER              10 YEARS LATER
                                                          ---------------              -------------              --------------
Date of Termination of Employment                                  8/1/99(Assumed)            8/1/04                      8/1/09
Age                                                                   55                         60                          65
Total Combined Service                                                15                         20                          25
Benefit Level**                                          $         19.25             $        21.75             $         24.25

All Service Benefit Eligibility                                    Early                      Early                      Normal

NORMAL RETIREMENT BENEFIT
All Service Age 65 Benefit                               $        288.75             $        435.00            $        606.25
Less ANC Age 65 Benefit                                          (288.75)                    (288.75)                   (288.75)
                                                         ---------------             ---------------            ---------------
Pechiney Plastics Age 65 Benefit                         $          0.00             $        146.25            $        317.50

EARLY RETIREMENT BENEFIT
Total All Service Age 65 Benefit                         $        288.75             $        435.00            $        606.25
Early Retirement Reduction Factor*                       x          0.70             x          0.85            x          1.00
                                                         ---------------             ---------------            ---------------
Total All Service Early Retirement Benefit               $        202.13             $        369.75            $        606.25

ANC Age 65 Benefit                                       $        288.75             $        288.75            $        288.75
Early Retirement Reduction Factor*                       x          0.70             x          0.85            x          1.00
                                                        ----------------             ---------------            ---------------
ANC's Portion of Early Retirement Benefit                $        202.13             $        245.44            $        288.75

Pechiney Plastics' Portion of Early Retirement Benefit               N/A             $        124.31            $        317.50

* 3% early retirement reduction from age 62 if 30 years of service; otherwise, 3% reduction from age 65
** Benefit Level at Separation Date is highest negotiated Benefit Level at
   Separation Date; assumed $0.50 increase in the Benefit Level per year thereafter


                                     2 of 5

EXHIBIT D-3
AMERICAN NATIONAL CAN COMPANY
BENEFIT ILLUSTRATIONS FOR TRANSFERRED  HOURLY EMPLOYEES
EXAMPLE FOR SHELBYVILLE UNORGANIZED (FORMER PLAN #051)

EXAMPLE 3 - TRANSFERRED HOURLY EMPLOYEE BECOMES ELIGIBLE FOR UNREDUCED RETIREMENT AFTER THE SEPARATION DATE

                                                        SEPARATION DATE            5 YEARS LATER   10 YEARS LATER    13 YEARS LATER
                                                        ---------------            -------------   --------------    --------------
Date of Termination of Employment                                8/1/99(Assumed)          8/1/04           8/1/09            8/1/12
Age                                                                  52                       57               62                65
Total Combined Service                                               20                       25               30                33
Benefit Level**                                         $         19.25            $       21.75   $        24.25    $        25.75

All Service Benefit Eligibility                             Term Vested                    Early        Unreduced            Normal

NORMAL RETIREMENT BENEFIT
All Service Age 65 Benefit                              $        385.00            $      543.75   $       727.50    $       849.75
Less ANC Age 65 Benefit                                         (385.00)                 (385.00)         (385.00)          (385.00)
                                                        ---------------            -------------   --------------    --------------
Pechiney Plastics Age 65 Benefit                        $          0.00            $      158.75   $       342.50    $       464.75

EARLY RETIREMENT BENEFIT
Total All Service Age 65 Benefit                                                   $      543.75   $       727.50    $       849.75
Early Retirement Reduction Factor*                                                 x        0.76   x         1.00    x         1.00
                                                                                   -------------   --------------    --------------
Total All Service Early Retirement Benefit                          N/A            $      413.25   $       727.50    $       849.75

ANC Age 65 Benefit                                                                 $      385.00   $       385.00    $       385.00
Early Retirement Reduction Factor*                                                 x        0.76   x         1.00    x         1.00
                                                                                   -------------   --------------    --------------
ANC's Portion of Early Retirement Benefit                           N/A            $      292.60   $       385.00    $       385.00

Pechiney Plastics' Portion of Early Retirement Benefit              N/A            $      120.65   $       342.50    $       464.75

* 3% early retirement reduction from age 62 if 30 years of service; otherwise, 3% reduction from age 65
** Benefit Level at Separation Date is highest negotiated Benefit Level at Separation Date; assumed $0.50 increase in the Benefit Level per year thereafter



                                     3 of 5

EXHIBIT D-4
AMERICAN NATIONAL CAN COMPANY
BENEFIT ILLUSTRATIONS FOR TRANSFERRED  HOURLY EMPLOYEES
EXAMPLE FOR SHELBYVILLE UNORGANIZED (FORMER PLAN #051)

EXAMPLE 4 - TRANSFERRED HOURLY EMPLOYEE BECOMES VESTED AFTER THE SEPARATION DATE

                                                          SEPARATION DATE        5 YEARS LATER     10 YEARS LATER   15 YEARS LATER
                                                          ---------------        -------------     --------------   --------------
Date of Termination of Employment                                  8/1/99(Assumed)      8/1/04             8/1/09           8/1/14
Age                                                                    45                   50                 55               60
Total Combined Service                                                  4                    9                 14               19
Benefit Level**                                            $        19.25        $       21.75     $        24.25    $       26.75

All Service Benefit Eligibility                                 Nonvested          Term Vested        Term Vested            Early

NORMAL RETIREMENT BENEFIT
All Service Age 65 Benefit                                 $         0.00        $      195.75     $       339.50    $      508.25
Less ANC Age 65 Benefit                                              0.00               (77.00)            (77.00)          (77.00)
                                                          ---------------        -------------     --------------   --------------
Pechiney Plastics Age 65 Benefit                           $         0.00        $      118.75     $       262.50    $      431.25

EARLY RETIREMENT BENEFIT
Total All Service Age 65 Benefit                                                                                     $      508.25
Early Retirement Reduction Factor*                                                                                   x        0.85
                                                                                                                     -------------
Total All Service Early Retirement Benefit                            N/A                 N/A                N/A     $      432.01

ANC Age 65 Benefit                                                                                                   $       77.00
Early Retirement Reduction Factor*                                                                                   x        0.85
                                                                                                                     -------------
ANC's Portion of Early Retirement Benefit                             N/A                 N/A                N/A     $       65.45

Pechiney Plastics' Portion of Early Retirement Benefit                N/A                 N/A                N/A     $      366.56

* 3% early retirement reduction from age 62 if 30 years of service; otherwise, 3% reduction from age 65
** Benefit Level at Separation Date is highest negotiated Benefit Level at
   Separation Date; assumed $0.50 increase in the Benefit Level per year thereafter


                                     4 of 5

EXHIBIT D-5
AMERICAN NATIONAL CAN COMPANY
BENEFIT ILLUSTRATIONS FOR TRANSFERRED  HOURLY EMPLOYEES
EXAMPLE FOR JOINT GCIU PLAN 067 AND JOINT UPIU PLAN 068

EXAMPLE 5 - TRANSFERRED HOURLY EMPLOYEE WHO TRANSFERS BETWEEN BENEFIT STRUCTURES BEFORE THE SEPARATION DATE

FACTS

  A Transferred Hourly Employee works at a facility and accrues a $50 monthly pension benefit under Plan I (which may be the ANC Salaried Pension Plan or one of the ANC Hourly Pension Plans but for purposes of this example is the Joint GCIU Plan 067). Before the Separation Date, the Transferred Hourly Employee transfers to a different facility and accrues an additional $100 monthly pension benefit in one of the ANC Hourly Pension Plans, i.e., the Joint UPIU Plan 068, and the Transferred Hourly Employee is not eligible for an early retirement benefit on the Separation Date.

  Assume that after the Separation Date the Transferred Hourly Employee accrues an additional monthly pension benefit under the Pechiney Plastics mirror-offset plan (for the Joint UPIU benefit structure) of $200 and retires at age 55 with 15 years of combined ANC and Pechiney Plastics service. (He has "grown in" to an early retirement benefit).

  The Pechiney Plastics mirror-offset benefit is ONLY based on the $100 "ANC" accrued monthly pension benefit under the Joint UPIU Plan 068.
  NOTE: the $50 accrued monthly pension benefit under the Plan I - ANC Joint GCIU Plan 067 is ignored for mirror-offset purposes.

  The Transferred Hourly Employee is also eligible for a terminated vested benefit with respect to the $50 accrued monthly pension benefit (under the Plan I - ANC GCIU Plan 067). Therefore, the Plan I - ANC Joint GCIU Plan 067 will be amended to recognize service with Pechiney Plastics after the Separation Date (for vesting and benefit eligibility purposes) so that in the example the Transferred Hourly Employee is eligible for an early retirement benefit with respect to the $50 accrued monthly pension benefit under the Plan I - ANC Joint GCIU Plan 067.

  The salaried benefit structure and the Plastics and Tubes hourly benefit structures in the ANC Combined Plan will be amended to address this issue where appropriate.





                                     5 of 5

EXHIBIT E-1
AMERICAN NATIONAL CAN COMPANY
BENEFIT ILLUSTRATIONS FOR TRANSFERRED SALARIED EMPLOYEES
EXAMPLE FOR SALARIED (FORMER PLAN #020)

EXAMPLE 1 - TRANSFERRED SALARIED EMPLOYEE BECOMES ELIGIBLE FOR EARLY RETIREMENT AFTER THE SEPARATION DATE

                                                       SEPARATION DATE        5 YEARS LATER      10 YEARS LATER     15 YEARS LATER
                                                       ---------------        -------------      --------------     --------------
Date of Termination of Employment                               8/1/99(Assumed)      8/1/04              8/1/09             8/1/14
Age                                                                 50                   55                  60                 65
Total Combined Service                                              10                   15                  20                 25
Pay Used For The ANC Benefit**                          $       50,000         $     63,814       $      81,445      $     103,947

All Service Benefit Eligibility                            Term Vested                Early               Early             Normal

NORMAL RETIREMENT BENEFIT
All Service Age 65 Benefit                              $       625.00         $   1,196.51       $    2,036.13      $    3,248.34
Less ANC Age 65 Benefit                                        (625.00)             (797.68)          (1,018.06)         (1,299.34)
                                                       ---------------        -------------      --------------     --------------
Pechiney Plastics Age 65 Benefit                        $         0.00         $     398.83       $    1,018.07      $    1,949.00

EARLY RETIREMENT BENEFIT
Total All Service Age 65 Benefit                                               $   1,196.51       $    2,036.13      $    3,248.34
Early Retirement Reduction Factor*                                             x       0.79       x        0.94      x        1.00
                                                                              -------------      --------------     --------------
Total All Service Early Retirement Benefit                         N/A         $     945.24       $    1,913.96      $    3,248.34

ANC Age 65 Benefit                                                             $     797.68       $    1,018.06      $    1,299.34
Early Retirement Reduction Factor*                                             x       0.79       x        0.94      x        1.00
                                                                              -------------      --------------     --------------
ANC's Portion of Early Retirement Benefit                          N/A         $     630.17       $      956.98      $    1,299.34

Pechiney Plastics' Portion of Early Retirement Benefit             N/A         $     315.07       $      956.98      $    1,949.00

* 3% early retirement reduction from age 62
** Assumes 5% salary increases

                                     1 of 4

EXHIBIT E-2
AMERICAN NATIONAL CAN COMPANY
BENEFIT ILLUSTRATIONS FOR TRANSFERRED SALARIED EMPLOYEES
EXAMPLE FOR SALARIED (FORMER PLAN #020)

EXAMPLE 2 - TRANSFERRED SALARIED EMPLOYEE CURRENTLY ELIGIBLE FOR EARLY
RETIREMENT

                                                             Separation Date              5 Years Later           10 Years Later
                                                             ---------------            ---------------           --------------
Date of Termination of Employment                                     8/1/99(Assumed)            8/1/04                   8/1/09
Age                                                                       55   -------               60  -------              65
Total Combined Service                                                    15                         20                       25
Pay Used For The ANC Benefit**                               $        50,000            $        63,814           $       81,445

All Service Benefit Eligibility                                        Early                      Early                   Normal

NORMAL RETIREMENT BENEFIT
All Service Age 65 Benefit                                   $        937.50            $      1,595.35           $     2,545.16
Less ANC Age 65 Benefit                                              (937.50)                 (1,196.51)               (1,527.09)
                                                             ---------------            ---------------           --------------
Pechiney Plastics Age 65 Benefit                             $          0.00            $        398.84           $     1,018.07

EARLY RETIREMENT BENEFIT
Total All Service Age 65 Benefit                             $        937.50            $      1,595.35           $     2,545.16
Early Retirement Reduction Factor*                           x          0.79            x          0.94           x         1.00
                                                             ---------------            ---------------           --------------
Total All Service Early Retirement Benefit                   $        740.63            $      1,499.63           $     2,545.16

ANC Age 65 Benefit                                           $        937.50            $      1,196.51           $     1,527.09
Early Retirement Reduction Factor*                           x          0.79            x          0.94           x         1.00
                                                             ---------------            ---------------           --------------
ANC's Portion of Early Retirement Benefit                    $        740.63            $      1,124.72           $     1,527.09

Pechiney Plastics' Portion of Early Retirement Benefit                   N/A            $        374.91           $     1,018.07

* 3% early retirement reduction from age 62
** Assumes 5% salary increases




                                     2 of 4

EXHIBIT E-3
AMERICAN NATIONAL CAN COMPANY
BENEFIT ILLUSTRATIONS FOR TRANSFERRED SALARIED EMPLOYEES
EXAMPLE FOR SALARIED (FORMER PLAN #020)

EXAMPLE 3 - TRANSFERRED SALARIED EMPLOYEE BECOMES ELIGIBLE FOR UNREDUCED RETIREMENT AFTER THE SEPARATION DATE
                                             SEPARATION DATE              5 YEARS LATER       10 YEARS LATER         13 YEARS LATER
                                             ---------------              -------------       --------------         --------------
Date of Termination of Employment                    8/1/99(Assumed)              8/1/04               8/1/09                 8/1/12
Age                                                     52                           57                   62                     65
Total Combined Service                                  20                           25                   30                     33
Pay Used For The ANC Benefit**              $        50,000            $          63,814     $         81,445       $         94,283

All Service Benefit Eligibility                Term Vested                        Early            Unreduced                 Normal

Normal Retirement Benefit
All Service Age 65 Benefit                  $     1,250.00             $       1,994.19      $      3,054.19        $      3,889.17
Less ANC Age 65 Benefit                          (1,250.00)                   (1,595.35)           (2,036.13)             (2,357.08)
                                            --------------             ----------------      ---------------        ---------------
Pechiney Plastics Age 65 Benefit            $         0.00             $         398.84      $      1,018.06        $      1,532.09

Early Retirement Benefit
Total All Service Age 65 Benefit                                       $       1,994.19      $      3,054.19        $      3,889.17
Early Retirement Reduction Factor*                                     x           0.85      x          1.00        x          1.00
                                                                       ----------------      ---------------        ---------------
Total All Service Early Retirement Benefit             N/A             $       1,695.06      $      3,054.19        $      3,889.17

ANC Age 65 Benefit                                                     $       1,595.35      $      2,036.13        $      2,357.08
Early Retirement Reduction Factor*                                     x           0.85      x          1.00        x          1.00
                                                                       ----------------      ---------------        ---------------
ANC's Portion of Early Retirement Benefit              N/A             $       1,356.05      $      2,036.13        $      2,357.08

Pechiney Plastics' Portion of Early
  Retirement Benefit                                   N/A             $         339.01      $      1,018.06        $      1,532.09

* 3% early retirement reduction from age 62
** Assumes 5% salary increases

                                     3 of 4

EXHIBIT E-4
American National Can Company
Benefit Illustrations For Transferred Salaried Employees
Example for Salaried (Former Plan #020)

Example 4 - Transferred Salaried Employee Becomes Vested
After the Separation Date
                                                Separation Date               5 Years Later     10 Years Later       15 Years Later
                                                ---------------               -------------     --------------       --------------
Date of Termination of Employment                        8/1/99(Assumed)            8/1/04              8/1/09               8/1/14
Age                                                          45---------                 50---------        55-----            60
Total Combined Service                                        4                          9                  14                   19
Pay Used For The ANC Benefit**                           50,000                     63,814              81,445              103,947

All Service Benefit Eligibility                       Nonvested                Term Vested               Early                Early

Normal Retirement Benefit
All Service Age 65 Benefit                    $            0.00             $       717.91     $      1,425.29     $       2,468.74
Less ANC Age 65 Benefit                                    0.00                    (319.07)            (407.23)             (519.74)
                                              -----------------             --------------     ---------------     ----------------
Pechiney Plastics Age 65 Benefit              $            0.00             $       398.84     $      1,018.06     $       1,949.00

Early Retirement Benefit
Total All Service Age 65 Benefit                                                               $      1,425.29     $       2,468.74
Early Retirement Reduction Factor*                                                             x          0.79     x           0.94
                                                                                               ---------------     ----------------
Total All Service Early Retirement Benefit                  N/A                        N/A     $      1,125.98     $       2,320.62

ANC Age 65 Benefit                                                                             $        407.23     $         519.74
Early Retirement Reduction Factor*                                                             x          0.79     x           0.94
                                                                                               ---------------     ----------------
ANC's Portion of Early Retirement Benefit                   N/A                        N/A     $        321.71     $         488.56

Pechiney Plastics' Portion of Early
  Retirement Benefit                                        N/A                        N/A     $        804.27     $       1,832.06


* 3% early retirement reduction from age 62
** Assumes 5% salary increases


                                     4 of 4